UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2024

STRATTEC SECURITY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Wisconsin	0-25150	39-1804239
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3333 West Good Hope Road, Milwaukee, Wisconsin 53209

(Address of Principal Executive Offices, and Zip Code)

(414) 247-3333

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	STRT	The Nasdaq Global Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Effective as of May 31, 2024, ADAC-STRATTEC, LLC (“ADAC-STRATTEC”), a majority owned subsidiary of STRATTEC SECURITY CORPORATION (the “Company”), entered into a tenth amendment (the “Amendment”) to its June 28, 2012 Credit Agreement, as previously amended by an Amendment No. 1 dated January 22, 2014, an Amendment No. 2 dated June 25, 2015, an Amendment No. 3 dated April 27, 2016, an Amendment No. 4 dated June 26, 2017, an Amendment No. 5 dated March 27, 2018, an Amendment No. 6 dated December 30, 2018, an Amendment No. 7 dated October 28, 2019, an Amendment No. 8 dated June 1, 2021, and an Amendment No. 9 dated February 6, 2023 (collectively, the “ADAC-STRATTEC Credit Agreement”), with BMO Harris Bank N.A., as lender. The Amendment amends the ADAC-STRATTEC Credit Agreement to, among other things, (1) decrease the revolving credit commitment from $25,000,000 to $20,000,000 as of the effective date of the Amendment (as defined below) and further decreasing the revolving credit commitment to $18,000,000 on August 1, 2025, (2) extend the maturity date from August 1, 2024 to August 1, 2026, (3) increase the interest rate margin on SOFR Loans (as defined in the Credit Agreement) from 1.25% to 3.00%, (4) increase the interest rate margin on Adjusted Base Rate Loans (as defined in the Credit Agreement) from 0.00% to 2.00%, (5) increase the unused fee from 0.15% to 0.25%, and (6) increase the required minimum tangible net worth from $40,000,000 to $45,000,000. The foregoing summary is not complete and is qualified in its entirety by reference to the full and complete terms of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described above under Item 1.01, effective May 31, 2024, ADAC-STRATTEC entered into an amendment to its credit agreement with BMO Harris Bank N.A.. to, among other things, (1) decrease the revolving credit commitment from $25,000,000 to $20,000,000 as of the effective date of the Amendment (as defined below) and further decreasing the revolving credit commitment to $18,000,000 on August 1, 2025, (2) extend the maturity date from August 1, 2024 to August 1, 2026, (3) increase the interest rate margin on SOFR Loans (as defined in the Credit Agreement) from 1.25% to 3.00%, (4) increase the interest rate margin on Adjusted Base Rate Loans (as defined in the Credit Agreement) from 0.00% to 2.00%, (5) increase the unused fee from 0.15% to 0.25%, and (6) increase the required minimum tangible net worth from $40,000,000 to $45,000,000. The foregoing summary is not complete and is qualified in its entirety by reference to the full and complete terms of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment No. 10 to ADAC-STRATTEC Credit Agreement, dated as of May 31, 2024, between ADAC-STRATTEC, LLC and BMO Harris Bank N.A., as lender.
104	104 – Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATTEC SECURITY CORPORATION

By:/s/ Dennis Bowe

Dennis Bowe, Vice President and

Chief Financial Officer

Date: May 31, 2024